UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):    November 23, 2004

    Roberts Realty Investors, Inc.
(Exact Name of Registrant as Specified in Its Charter)

    Georgia
(State or Other Jurisdiction of Incorporation)

001-13183	56-2122873
(Commission File Number)	(IRS Employer Identification No.)

450 Northridge Parkway, Suite 302, Atlanta, Georgia (Address of Principal Executive Offices)	30350 (Zip Code)

    (770) 394-6000
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [  ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On November 23, 2004, the board of directors of Roberts Realty Investors, Inc. elected Dr. James M. Goodrich, a former director, to the company’s board of directors. Dr. Goodrich will serve for the remaining term of deceased director George W. Wray, Jr. That term extends until the company’s 2007 annual meeting of shareholders, or until Dr. Goodrich’s earlier death, resignation, retirement or removal. The board also elected Dr. Goodrich as the third member of the audit committee of the board. The election of Dr. Goodrich brings the company back into compliance with a continued listing standard of the American Stock Exchange that requires a listed company to have at least three directors on its audit committee.

There is no arrangement or understanding between Dr. Goodrich and any other person pursuant to which Dr. Goodrich was elected as a director.

The board has determined that Dr. James M. Goodrich is “independent” with respect to the company as that term is used in Item 7(d)(3)(iv) of Schedule 14A under the Securities Exchange Act of 1934 (which incorporates the definition of independence set forth in Section 121 of the Amex Company Guide, which in turn incorporates the independence standards specified in Rule 10A-3 under the Securities Exchange Act of 1934). During the past five years, there were no transactions, proposed transactions, or series of transactions to which the company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $60,000 and in which Dr. Goodrich had, or will have, a direct or indirect material interest.

Item 8.01   Other Events.

On November 23, 2004, Roberts Realty Investors, Inc issued a press release announcing the election of Dr. Goodrich as a director. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein. The description of the press release contained herein is qualified in its entirety by the full text of such exhibit.

Item 9.01   Financial Statements and Exhibits.

(c)

Exhibit No.    Exhibit

99.1                 Press Release dated November 23, 2004 announcing the election of Dr. James M. Goodrich as a director.

Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

ROBERTS REALTY INVESTORS, INC.

Dated: November 23, 2004	By: /s/ Greg M. Burnett Greg M. Burnett Chief Financial Officer

EXHIBIT INDEX

Exhibit No.    Exhibit

99.1                 Press Release dated November 23, 2004 announcing the election of Dr. James M. Goodrich as a director.

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